UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

FIREFLY NEUROSCIENCE, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE
This Amendment No. 1 (the “Amendment”) amends the definitive proxy statement furnished in connection with the solicitation of proxies by the Board of Directors of Firefly Neuroscience, Inc. (the “Company”), filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 3, 2025 (the “Proxy Statement”). The Proxy Statement was filed in connection with the Company’s 2025 Annual Meeting of Stockholders to be held on October 27, 2025, including any adjournment or postponement thereof (the “Annual Meeting”).
Proposal 4 has been revised in this Amendment to present a single, fixed-number increase to the Company’s authorized shares, as set forth in the Certificate of Amendment. All prior references to a “range” of authorized shares or to the Board of Directors’ discretion to determine the final number of authorized shares have been removed. This change has been made to ensure compliance with Delaware General Corporation Law. Accordingly, stockholders are now being asked to approve a specific increase in the number of authorized shares, and the Board will not have discretion to select a number within a range.
This Amendment also clarifies that Proposal 4 is considered a “routine” matter under applicable rules, and not a “non-routine” matter, and conforms the disclosure throughout the Proxy Statement and this Amendment to reflect that brokers, banks, trustees, or other nominees may exercise discretionary voting authority on Proposal 4 in the absence of voting instructions from beneficial owners. In addition, this Amendment revises and harmonizes the disclosure regarding the treatment of abstentions and broker non-votes for Proposals 3 and 4, specifying that, for Proposal 4, abstentions and broker non-votes will have no effect on the outcome of the vote, and for Proposal 3, abstentions and broker non-votes will likewise have no effect on the outcome of the vote.
This Amendment should be read in conjunction with the Proxy Statement.
If you have already returned your proxy card or provided voting instructions, you do not need to take any action unless you wish to change your vote. If you wish to change your vote, you can revoke your proxy or change your vote by following the instructions of the section titled “May I Change or Revoke My Proxy?” on page 4 of the Proxy Statement.
AMENDMENT TO PROXY STATEMENT
The following disclosure amends and restates the paragraph numbered with “(4)” under the heading “NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on October 27, 2025” on the cover page of the Proxy Statement as follows:
To approve Certificate of Amendment No. 1 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. (the “Certificate of Amendment”) to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Proposal 4”); and
The following disclosure amends and restates the paragraph numbered with “(4)” under the heading “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER ANNUAL MEETING TO BE HELD ON MONDAY, OCTOBER 27, 2025” on the cover page of the Proxy Statement as follows:
To approve Certificate of Amendment No. 1 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. (the “Certificate of Amendment”) to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share; and
The following disclosure amends and restates the heading “PROPOSAL 4 TO APPROVE THE BOARD’S DISCRETION TO IMPLEMENT ONE OR MORE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.” in the TABLE OF CONTENTS on page i of the Proxy Statement as follows:
PROPOSAL 4 TO APPROVE CERTIFICATE OF AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.

The following disclosure amends and restates the fifth paragraph under the heading “What is the Purpose of the Annual Meeting?” on page 2 of the Proxy Statement as follows:
Proposal 4: To approve the Certificate of Amendment to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share; and
The following disclosure amends and restates the fifth paragraph under the heading “How Does the Board Recommend That I Vote on the Proposals?” on page 3 of the Proxy Statement as follows:
“FOR” the approval of the Certificate of Amendment to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share; and
The following disclosure amends and restates the two paragraphs under the heading “Will My Shares be Voted if I Do Not Vote?” on page 4 of the Proxy Statement as follows:
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the approval of the Certificate of Amendment to increase the total number of authorized shares (Proposal 4), and the approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals (Proposal 5) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Annual Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors (Proposal 1) or the proposal relating to the Company’s equity incentive plan (Proposal 3). Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote on Proposals 1 or 3, no votes will be cast on these proposals on your behalf. If you hold your shares in street name, it is critical that you cast your vote if you want your vote to be counted for the election of directors or on the proposal for approval of an amendment to the Plan.
The following disclosure amends and restates the fifth paragraph under the heading “What Vote is Required to Approve Each Proposal and How are Votes Counted?” on page 5 of the Proxy Statement as follows:

Proposal 4: Approval of the Certificate of Amendment
The affirmative vote of a majority of the votes cast on Proposal 4, voting affirmatively or negatively, is required to approve Proposal 4. “ABSTAIN” votes will have no effect on the result for the approval of Proposal 4. Because the approval of the Certificate of Amendment is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the approval of the Certificate of Amendment unless you instruct them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The following disclosure amends and restates the first paragraph under the heading “Vote Required and Recommendation” on page 49 of the Proxy Statement as follows:
Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast on the proposal, voting affirmatively or negatively. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The following disclosure amends and restates the section under the heading “PROPOSAL 4 TO APPROVE THE BOARD’S DISCRETION TO IMPLEMENT ONE OR MORE AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.” on pages 51-52 of the Proxy Statement as follows:
PROPOSAL 4
TO APPROVE CERTIFICATE OF AMENDMENT NO. 1 OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF FIREFLY NEUROSCIENCE, INC.
Overview
The Board has adopted and is recommending that our stockholders approve the Certificate of Amendment to effect an increase of the total number of authorized shares of the Company.
Pursuant to the Delaware General Corporation Law, the Board must adopt the Certificate of Amendment and submit such Certificate of Amendment to stockholders for their approval. The proposed Certificate of Amendment, which would be filed with the Secretary of State of the State of Delaware (the “Secretary of State”), will be in the form of Annex B to this proxy statement. Upon the effectiveness of such Certificate of Amendment, the total number of authorized shares will increase from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share.
By approving this proposal, stockholders will approve the Certificate of Amendment and authorize the Board to file such Certificate of Amendment.
Background and Reasons for Request for Stockholder Approval
This proposal is intended to ensure that the Company will continue to have an adequate number of authorized and unissued shares for future use.
As of the Record Date, a total of 13,448,848 shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.
Our Board recommends this proposal to facilitate issuing shares as the Board determines that it is appropriate. The increase in the authorized number of shares of Common Stock is intended to ensure that there will be a sufficient number of authorized but unissued shares available for future issuance.
In considering and planning for our current and future corporate needs, our Board believes that increasing the number of authorized shares of Common Stock is necessary to provide the Company with maximum flexibility to pursue a wide range of strategic opportunities. By significantly increasing the number of authorized but unissued shares, the Company will be better positioned to respond quickly and opportunistically to potential acquisitions, strategic partnerships, capital raising transactions, the implementation of innovative asset management strategies that may involve novel uses of capital or equity resources, and other corporate initiatives that may arise. This flexibility is particularly important in a competitive and rapidly evolving business environment, where the ability to act decisively can be critical to the Company’s long-term success. Implementing the Certificate of Amendment will ensure that the Company has a sufficient number of authorized shares available to support its growth strategy, facilitate future financings, and take advantage of attractive opportunities as they become available, all without the need for further stockholder approval, which could otherwise delay or hinder the Company’s ability to act in the best interests of its stockholders.
If Proposal 4 is adopted by our stockholders, it is possible that we could issue a significant portion of the newly authorized shares. If stockholders do not vote to approve Proposal 4, the Company may be unable to issue shares when needed. Approving Proposal 4 will provide greater flexibility to ensure that there will be a sufficient number of authorized but unissued shares available to the Company for issuance in the future.
Potential Effects of the Implementation of the Certificate of Amendment
If the Company’s stockholders approve Proposal 4 to implement the Certificate of Amendment to increase the number of authorized shares of Common Stock, unless otherwise required by applicable law or stock exchange rules, the Company will be able to issue the additional shares of Common Stock.

The newly authorized shares of Common Stock would be issuable for any proper corporate purposes, including future capital raising transactions of equity or convertible debt or preferred equity securities, acquisitions, investment opportunities, asset management strategies, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans or for other corporate purposes.
The proposed increase in the number of authorized shares of Common Stock will not, by itself, have an immediate dilutive effect on our current stockholders. However, the future issuance of additional shares of Common Stock could, depending on the circumstances, have a dilutive effect on the earnings per share, book value per share, voting power and ownership interest of our existing stockholders, which could depress the market price of the Common Stock. We may sell shares of Common Stock at a price per share that is less than the current price per share and less than the price per share paid by our current stockholders.
Board of Directors Approval
After careful consideration by our Board, our Board has determined that approving the Certificate of Amendment to increase that number of authorized shares of our Common Stock is advisable and in the best interests of the Company and our stockholders. The Board has approved, adopted and declared advisable this proposal and has recommended such proposed proposal the Company’s stockholders for approval and adoption.
In accordance with the Delaware General Corporation Law, our Board may elect to abandon the proposed Certificate of Amendment without further action by our stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State, notwithstanding stockholder approval of this proposal at the Annual Meeting.
Procedure for Effecting the Certificate of Amendment
If this proposal is approved by our stockholders, and if the Board determines to implement the Certificate of Amendment, such Certificate of Amendment will become effective at the Certificate of Amendment Effective Time, which will be upon filing of the Certificate of Amendment with the Secretary of State. The proposed form of the Certificate of Amendment is attached as Annex B to this Proxy Statement.
Effect of Vote in Favor of the Increase of Authorized Shares Proposal
If this proposal is approved by our stockholders, the Board will have the authority to implement the Certificate of Amendment, will be able to be file the Certificate of Amendment with the Secretary of State, and the Company will have 5,000,000,000 shares of authorized Common Stock and 1,000,000 shares of authorized Preferred Stock.
Effect of Not Obtaining Required Vote for Approval of this Proposal
If the Company is unable to obtain approval of Proposal 4, only 86,551,152 shares of Common Stock and 1,000,000 shares of Preferred Stock will remain unreserved and available for future issuance, which may cause a delay in our future capital raisings or other strategic transactions.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast on Proposal 4, voting affirmatively or negatively, is required for the approval of the Certificate of Amendment. “ABSTAIN” votes will have no effect the approval of the Certificate of Amendment. Because the approval of the Certificate of Amendment is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the approval of the Certificate of Amendment unless you instruct your them otherwise. If a bank, broker, trustee or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 4.
The following disclosure amends and restates Annex B of the Proxy Statement as follows:
CERTIFICATE OF AMENDMENT NO. 1
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FIREFLY NEUROSCIENCE, INC.
The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: That the Board of Directors of Firefly Neuroscience, Inc., by unanimous written consent in accordance with the provisions of Section 141(f) of the Delaware General Corporation Law, duly adopted resolutions setting forth the proposed amendment of the Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) of said corporation, declaring said amendment to be advisable and submitting the amendment to the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:
RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing Article IV, Section A, of the Certificate of Incorporation so that, as amended, said paragraph shall be and read as follows:
“Article IV., A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is 5,001,000,000 shares, consisting of (1) 5,000,000,000 shares of Common Stock, par value of $0.0001 per share, and (2) 1,000,000 shares of Preferred Stock, par value of $0.0001 per share.”
SECOND: That thereafter such amendments were submitted to the shareholders of the corporation, pursuant to resolution of its Board of Directors, and were approved by written consent by the necessary number of shares as required by statute in accordance with Section 222 of the General Corporation Law of the State of Delaware.
THIRD: That said amendment was duly adopted in accordance with the applicable provisions of Sections 242 of the General Corporation Law of the State of Delaware.

The following disclosure amends and restates the proxy card filed with the Proxy Statement as follows:

SCAN TO
VIEW MATERIALS & VOTE

FIREFLY NEUROSCIENCE, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/AIFF2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80949-Z91160 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIREFLY NEUROSCIENCE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the two Class II directors named in the Proxy Statement to the Board of Directors of the Company to serve three-year terms expiring at the 2028 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brian Posner
02) Stella Vnook

The Board of Directors recommends you vote FOR proposals 2, 3, 4, and 5:

	For	Against	Abstain
2. To ratify the appointment of Marcum Canada, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	☐	☐	☐
3. To approve an amendment to the Firefly Neuroscience, Inc. 2024 Long-Term Incentive Plan (the "Plan") to: (i) increase the maximum number of shares available for grant under the Plan (the "Plan Share Limit") by 317,820 shares of common stock, par value $0.0001 per share (the "Common Stock"), and (ii) on the first day of each calendar year during the term of the Plan, commencing on January 1, 2026 and continuing until (and including) January 1, 2035, to automatically increase the Plan Share Limit to a number equal the lower of (a) four percent (4%) of the total number of shares of Common Stock issued and outstanding on the last calendar day of the prior fiscal year or (b) a number of shares of Common Stock determined by the Board.	☐	☐	☐
4. To approve Certificate of Amendment No. 1 of Amended and Restated Certificate of Incorporation of Firefly Neuroscience, Inc. to increase the total number of authorized shares from 101,000,000 to 5,001,000,000, consisting of (i) 5,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 1,000,000 shares of Preferred Stock, par value $0.0001 per share.	☐	☐	☐
5. To approve the adjournment of the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any one or more of the foregoing proposals.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

V80950-Z91160

FIREFLY NEUROSCIENCE, INC.
ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 27, 2025 AT 10:00 A.M. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Greg Lipschitz and Paul Krzywicki, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FIREFLY NEUROSCIENCE, INC. that the stockholder(s) are entitled to vote at the Annual Meeting of Stockholders to be held on October 27, 2025 at 10:00 a.m. ET virtually at www.virtualshareholdermeeting.com/AIFF2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

* * * *
Other than the revised language above, no other changes have been made to the Proxy Statement, and the Company’s Board of Directors continues to seek the vote of Company stockholders to be voted on at the Meeting as recommended in the original Proxy Statement. As a stockholder, your vote is very important, and the Board encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting.
Proxies already received will continue to be voted as instructed unless otherwise revoked or changed by a subsequent proxy.
EXCEPT AS DESCRIBED IN THIS AMENDMENT, THE INFORMATION PROVIDED IN THE PROXY STATEMENT REMAINS UNCHANGED. TO THE EXTENT THAT INFORMATION IN THIS AMENDMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS AMENDMENT IS MORE CURRENT. THE PROXY STATEMENT CONTAINS ADDITIONAL INFORMATION. THIS AMENDMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2025
The Proxy Statement, this Amendment and the Annual Report are available free of charge at www.virtualshareholdermeeting.com/AIFF2025
This Amendment is being filed with the SEC and furnished to stockholders on October 23, 2025.